RESTRUCTURING COSTS (Q1)	3 Months Ended
Mar. 31, 2021
Restructuring and Related Activities [Abstract]
RESTRUCTURING COSTS
NOTE 9. RESTRUCTURING COSTS
Restructuring costs include expenses associated with the Company’s effort to continually improve operational efficiency and reposition its assets to remain competitive on a national basis. Termination of office lease and other related costs include lease and termination of fixed assets, employee training, relocation and facility costs. These costs are recorded in General and administrative expenses, net in the consolidated statements of earnings (loss).
The Company leases certain office locations, including both long-term and short-term leases, with several leases offering renewal options. Rent expense for the three months ended March 31, 2021 and 2020 was $0.4 million and $0.6 million, respectively.
Management analyzed our current leases due to the COVID-19 economic environment and maintain a reserve of approximately $3.0 million as a result of the cease use of certain leased properties (included in the future minimum lease payments above). As of March 31, 2021, $1.3 million is accrued for within Accrued expenses and other current liabilities and $1.7 million is accrued for within Other non-current liabilities, on the unaudited condensed consolidated balance sheets.
At March 31, 2021, the future minimum lease payments for the Company were comprised of the following (in thousands):

March 31, 2021
2021	$1,562
2022	1,963
2023	1,966
2024	1,537
2025	404
Thereafter	—
Total	$7,432

During the quarter ended March 31, 2021, the Company recognized a valuation cost reduction to the lease liability of $351 thousand. Restructuring charges incurred under the program were $0.3 million in 2020, which primarily consisted of lease payments for existing charges net of lease income for properties that the Company was able to sublet to other third parties.
The change in liability for the restructuring costs for the quarter ended March 31, 2021 follows:

Restructuring Lease Liability;

Beginning balance at December 31, 2020	$3,653
Valuation adjustments	(351)
Lease payments	(383)
Lease accretion	47
Ending balance at March 31, 2021	$2,966
During the year ended December 31, 2020, the Company entered into negotiations with landlords to terminate lease agreements, for twelve different properties for a total approximately 62,113 square feet of office space located in Canada and the United States. As of December 31, 2020, the Company concluded negotiations on three properties and agreed to make payments to the landlord totaling approximately $0.4 million in release of all future obligations under the leases.